Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

FT Vest DJIA® Dogs 10 Target Income ETF (the “Fund”)

Supplement to the Fund’s Prospectus

December 27, 2024

1.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the following disclosure is hereby added to the section entitled “Principal Investment Strategies” to immediately follow the seventh paragraph:

The Fund will seek to reduce or eliminate the portion of its distributions that are characterized as return of capital for tax purposes. Return of capital represents a return of a portion of a Fund shareholder’s invested capital and is not taxable in the year it is received unless the distribution exceeds a shareholder’s basis in the Fund. In order to reduce or eliminate the portion of the distribution characterized as return of capital, the Fund may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets. The desired result of such transactions would be to change the tax character of certain distributions from the Fund from return of capital to taxable dividends, thus accelerating the tax liability for current shareholders. Additionally, such transactions may cause the Fund to incur additional brokerage costs.

2.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the following risk factor is hereby added to the section entitled “Principal Risks” to immediately follow the risk factor “Special Tax Risk”:

TAX CHARACTERIZATION RISK. From time to time, the Fund may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets. The desired result of such transactions would be to change the tax character of certain distributions from the Fund from return of capital to taxable dividends, thus accelerating the tax liability for current shareholders. For investors wishing to minimize current tax liabilities, having distributions be characterized as return of capital may be considered desirable as this characterization defers tax liability on such distributions. Accordingly, an investment in the Fund may not be appropriate for those investors who are seeking to minimize current tax liabilities or are seeking investments in funds that utilize tax deferral investment strategies. Transactions undertaken solely for income recharacterization purposes may be ignored, and taxpayers undertaking such transactions may be subject to substantial penalties. The Fund will take the position that it has a substantial business purpose for such transactions and is not subject to such penalties, but the IRS may disagree. If such penalties are imposed on the Fund, it may reduce shareholders’ returns on investment.

3.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the following disclosure is hereby added to the section entitled “Additional Information on the Fund’s Investment Objectives and Strategies” to immediately follow the sixth paragraph:

The Fund will seek to reduce or eliminate the portion of its distributions that are characterized as return of capital for tax purposes. In order to reduce or eliminate the portion of the distribution characterized as return of capital, the Fund may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets. The desired result of such transactions would be to change the tax character of certain distributions from the Fund from return of capital to taxable dividends, thus accelerating the tax liability for current shareholders. For example, the Fund may engage in sale and purchase transactions relating to portions of the Fund’s portfolio securities designed to realize gains in advance of Fund distributions to shareholders. Such portfolio transactions will result in increased transaction costs and are intended to result in the realization of taxable gains. These transactions may not be available or successful at all times. Additionally, such transactions may cause the Fund to incur additional brokerage costs.

4.	Notwithstanding anything to the contrary in the Fund’s prospectus, effective as of the date set forth above, the following risk factor is hereby added to the section entitled “Risks of Investing in the Fund—Principal Risks” to immediately follow the risk factor “Special Tax Risk”:

TAX CHARACTERIZATION RISK. From time to time, the Fund may engage in transactions designed to generate earnings and profits by undertaking taxable sales of assets. The desired result of such transactions would be to change the tax character of certain distributions from the Fund from return of capital to taxable dividends, thus accelerating the tax liability for current shareholders. For investors wishing to minimize current tax liabilities, having distributions be characterized as return of capital may be considered desirable as this characterization defers tax liability on such distributions. Accordingly, an investment in the Fund may not be appropriate for those investors who are seeking to minimize current tax liabilities or are seeking investments in funds that utilize tax deferral investment strategies. Transactions undertaken solely for income recharacterization purposes may be ignored, and taxpayers undertaking such transactions may be subject to substantial penalties. The Fund will take the position that it has a substantial business purpose for such transactions and is not subject to such penalties, but the IRS may disagree. If such penalties are imposed on the Fund, it may reduce shareholders’ returns on investment.

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PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND’S PROSPECTUS
FOR FUTURE REFERENCE